INSURANCE (Tables)	12 Months Ended
Dec. 31, 2020
INSURANCE
Schedule of types of insurance

Type	Scope	2020	2019
Assets	Inventories and property, plant and equipment items are insured against fire, electrical damage, explosion, machine breakage and overflow (leakage of material in fusion state).	82,836,077	61,187,789
Business Interruption	Net income plus fixed expenses	11,146,083	11,381,183
Civil Liability	Industrial operations	711,948	652,973